Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Celsius Holdings, Inc., a Nevada corporation (the “Company”) on Form 10-Q for the fiscal quarter ended June 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Fieldly, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 8, 2025

By:	/s/ John Fieldly
John Fieldly, Chief Executive Officer
(Principal Executive Officer)